EXHIBIT 99.1

Stony Hill Ventures Corp.

Condensed Balance Sheets

	September 30, 2016	March 31, 2016
	(unaudited)
ASSETS
CURRENT ASSETS
Cash	$255,339	$-
Cash held in trust	105,000	-
Total Current Assets	360,339	-

Deposit on acquisition	325,000	-

TOTAL ASSETS	$685,339	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$-	$2,260
Due to related party	9,597	5,916
Total Current Liabilities	9,597	8,176

Stockholders' Equity (Deficit)
Preferred stock; $0.00001 par value; 5,000,000 shares authorized; none issued and outstanding at March 31, 2016 and September 30,2016 (unaudited)	-	-
Common stock; $0.00001 par value; 70,000,000 shares authorized as of March 31, 2016 and September 30, 2016 (unaudited); 10,090,000 issued and outstanding at March 31, 2016 and 10,830,000 at September 30, 2016 (unaudited)	108	101
Stock Subscription Receivable	(25,000)	(101)
Additional paid in capital	739,993
Accumulated deficit	(39,359)	(8,176)
Total Stockholders' Equity (Deficit)	675,742	(8,176)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$685,339	$-

See accompanying notes which are an integral part of these condensed financial statements

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Stony Hill Ventures Corp.

Condensed Statement of Operations

	Three months	Six months
	ended	ended
	September 30, 2016	September 30, 2016
	(unaudited)	(unaudited)

REVENUE	$-	$-

EXPENSES

General and administrative	$31,183	$31,183

TOTAL EXPENSES	31,183	31,183

NET LOSS	$(31,183)	$(31,183)

See accompanying notes which are an integral part of these condensed financial statements

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Stony Hill Ventures Corp.

Condensed Statement of Stockholders’ Equity (Deficit)

For the Six Months Ended September 30, 2016 (Unaudited)

	Common Stock		Preferred Stock			Additional
	$0.00001 Par		$0.00001 Par		Subscription	Paid In	Accumulated	Stockholders'
	Number	Amount	Number	Amount	Receivable	Capital	Deficit	Equity
Balance, March 31, 2016	10,090,000	101	-	-	(101)	-	(8,176)	(8,176)
Payment received from stock subscription					101			101
Issuance of common stock for cash	740,000	7			(25,000)	739,993		715,000
Net loss							(31,183)	(31,183)

Balance, September 30, 2016 (unaudited)	10,830,000	$108	-	$-	$(25,000)	$739,993	$(39,359)	$675,742

See accompanying notes which are an integral part of these condensed financial statements

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Stony Hill Ventures Corp.

Condensed Statements of Cash Flows

	Three Months	Six months
	ended	ended
	September 30, 2016	September 30, 2016
	(unaudited)	(unaudited)

CASH FLOW FROM OPERATING ACTIVITIES
Net loss for the period	$(31,183)	$(31,183)
Changes in operating liabilities
Accounts payable	(2,260)	(2,260)
Due to related party	3,681	3,681
Net cash used in operating activities	(29,762)	(29,762)

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in cash held in trust account	(105,000)	(105,000)
Deposit on acquisition	(325,000)	(325,000)
Net cash used in investing activities	(430,000)	(430,000)

CASH FLOW FROM FINANCING ACTIVITIES
Issuance of common stock for cash	715,101	715,101
Net cash provided by financing activities	715,101	715,101

NET CHANGE IN CASH	255,339	255,339
CASH, BEGINNING OF PERIOD	-	-

CASH, END OF PERIOD	$255,339	$255,339

See accompanying notes which are an integral part of these condensed financial statements

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Stony Hill Ventures Corp.

Notes to Condensed Financial Statements

For the Three and Six Months Ended September 30, 2016 (Unaudited)

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Description of the Company

Stony Hill Corp. was incorporated in the State of Nevada on March 16, 2016 and established a fiscal year end of March 31. On October 13, 2016, Stony Hill Corp. changed its name to Stony Hill Ventures Corp. (the “Company”). The Company is organized for various investments to be made under the Stony Hill brand as well as to conduct any other related business and activities.   The Company is the owner and has right to intellectual property, including trademark, trade dress, images, likenesses and other associated intellectual property such as the name "Stony Hill", related to Damian Marley.

Basis of Presentation of Unaudited Financial Information

The unaudited condensed financial statements of the Company for the six months ended September 30, 2016 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), have been prepared pursuant to the rules and regulations of the SEC and, in the opinion of management, reflect all normal and recurring adjustments necessary to fairly present the interim periods of unaudited financial results of operations and cash flows of the company for the periods presented. Operating results for interim periods are not necessarily indicative of operating results for the entire fiscal year or any other future periods. The Company’s independent auditors, in their audit report for the year ended March 31, 2016, expressed substantial doubt about the Company’s ability to continue as a going concern.

Going Concern

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As reflected in the financial statements, the Company had an accumulated deficit of $39,359 at September 30, 2016 and had not received any revenues. This and other factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to raise additional capital and to ultimately achieve sustainable revenues and income from operations. As discussed in Note 4, in August 2016 the Company established a Subscription Agreement (“Subscription”) whereby the Company offered up to 750,000 shares of the Company’s common stock to accredited investors at a purchase price of $1.00 per share for an aggregate offer of up to $750,000. As of the date of the filing of this Form 8-K, the Company had issued 740,000 shares of its common stock for total proceeds of $740,000. In addition, as further discussed in Note 5, in September 2016, the Company entered into an Exclusive Marketing Agreement whereby the Company agreed to license the name “Stony Hill” in exchange for a monthly fixed fee. However, the Company will need and is currently working on obtaining additional funds to operate its business through and beyond the date of this Form 8-K filing. Even if the Company is able to obtain additional financing, it may contain undue restrictions and covenants on its operations, in the case of debt financing or cause substantial dilution for its stockholders in the case of convertible debt and equity financing.

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NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

Cash held in trust

During the six months ended September 30, 2016, the Company received new investor funds held in a trust account at a law firm. Funds held in the trust account are released as requested by the Company. As of September 30, 2016, $105,000 of funds were held in trust. As of the date of the filing of this Form 8-K, all funds held in trust have been disbursed to the Company.

Deposit on acquisition

In connection with a Share Exchange Agreement, as discussed further in Note 6, the Company paid $325,000 in advance related to a reverse merger. This amount will be recorded in the statement of operations as an expense upon completion of the Share Exchange Agreement (Note 6).

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

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Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial liabilities, such as accounts payable, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances and tax loss carry-forwards. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent Accounting Pronouncements

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. ASU 2014-15 requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued.  An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern.  ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods thereafter. Early adoption is permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statements and disclosures.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future consolidated financial statements.

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NOTE 3 – RELATED PARTY TRANSACTIONS

During the period from March 16, 2016 (inception) to March 31, 2016 and for the six months ended September 30, 2016, the Company incurred $5,916 and $11,627, respectively, of expenses paid on behalf of the Company by certain shareholders of which $5,916 and $9,597 was owed as of March 31, 2016 and September 30, 2016, respectively. All amounts due to related parties are unsecured, non-interest bearing and are due on demand.

Since its inception on March 16, 2016, the Company’s office facility had been provided, without charge, by a shareholder of the Company. Such cost was not material to the financial statements and accordingly, has not been reflected therein. In view of the Company’s limited operations and resources, none of the Company’s directors and/or officers received any compensation from the Company during the period from March 16, 2016 (inception) to March 31, 2016, and during the six months ended September 30, 2016.

Upon issuance of the initial shares of common stock of the Company to Damian Marley, the Company obtained an exclusive, perpetual, royalty-free license from Damian Marley with respect to his name, likeness, image and voice for use in our businesses. The Company also obtained the right to intellectual property, including trademark, trade dress, images, likenesses and other associated intellectual property, such as the name “Sony Hill” related to Damian Marley.

NOTE 4 – EQUITY

Preferred stock

The Company has not issued Preferred Stock and the Company does not have any designated class of Preferred Stock.

Issuance of common stock

In August 2016, the Company began a private offering whereby the Company offered up to 750,000 shares of the Company’s common stock to accredited investors at a purchase price of $1.00 per share for an aggregate offer of up to $750,000. As of September 30, 2016, the Company had issued 740,000 shares of its common stock for total proceeds of $740,000 of which $105,000 was held in a trust account and $25,000 was received in October 2016.

NOTE 5 – LICENCE AND MARKETING AGREEMENTS

License Agreement with OGE Management, LLC

In July 2016, the Company entered in a License Agreement with OGE Management, LLC (the “Licensee”) whereby the Company agreed to license certain intellectual property owned by the Company to the Licensee. As consideration for the rights granted to the Licensee by this Agreement, the Licensee shall pay to the Company an ongoing license fee for all products sold related to this agreement.

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Marketing Agreement with Mile High Medical Cannabis LLC

In September 2016, the Company entered into a Marketing Agreement whereby the Company agreed to license the name “Stony Hill” to Mile High Medical Cannabis LLC along with mutually agreed upon marketing and special appearances by certain members of the Company in exchange for an ongoing monthly fee. The license is exclusive to the State of Colorado and is for an initial term of 180 days. The parties may mutually agree to renew the term of the agreement for an additional 180 days at any time on 30 days prior written notice and both parties may terminate the agreement at any time upon 30 days written notice.

NOTE 6 – SUBSEQUENT EVENTS

Share Exchange Agreement

On November 4, 2016, Stony Hill Corp., a Nevada corporation entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Stony Hill Corp., Stony Hill Ventures Corp., and the holders of common stock of Stony Hill Ventures, which consisted of 27 stockholders.

Under the terms and conditions of the Share Exchange Agreement, Stony Hill Corp. offered, sold and issued 10,840,000 shares of its common stock in consideration for all the issued and outstanding shares in Stony Hill Ventures. The effect of the issuance is that former Stony Hill Ventures shareholders now hold approximately 76% of the issued and outstanding shares of common stock of Stony Hill Corp., and Stony Hill Ventures is now a wholly-owned subsidiary of Stony Hill Corp.

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